SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 29, 2002
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2002-7 Mortgage Pass-Through Certificates, Series 2002-7)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                  333-98155                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------




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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            On October 29, 2002 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Asset Securitization Trust 2002-7 Mortgage Pass-Through Certificates, Series 2002-7, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-PO, Class 1-A-X, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class 2-A-14, Class 2-A-15, Class 2-PO,
Class 2-A-X, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-PO, Class 3-A-X, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $1,054,062,185. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2002, among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer, Wachovia Bank, National Association, as trustee and UBS Warburg Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Asset Securitization Trust 2002-7 Mortgage Pass-Through Certificates, Series 2002-7, Class B-4, Class B-5 and Class B-6 represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of three pools of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      4 Pooling and Servicing Agreement, dated as of October 1, 2002, among Mortgage Asset Securitization Transactions,
                                          Inc., Wells Fargo Bank Minnesota,
                                          N.A., Wachovia Bank, National
                                          Association and UBS Warburg Real
                                          Estate Securities Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORTGAGE ASSET SECURITIZATION
                                        TRANSACTIONS, INC.


October 29, 2002

                                        By:    /s/ Peter Ma
                                            -----------------------------------
                                            Name:  Peter Ma
                                            Title: Director

                                        By:    /s/ Eric Daouphars
                                            -----------------------------------
                                            Name:  Eric Daouphars
                                            Title: Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

4                       Pooling and Servicing Agreement,                E
                        dated as of October 1, 2002, among
                        Mortgage Asset Securitization
                        Transactions, Inc., Wells Fargo Bank
                        Minnesota, N.A., Wachovia Bank,
                        National Association and UBS Warburg
                        Real Estate Securities Inc.